UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2012

THE MONARCH CEMENT COMPANY
(Exact name of registrant as specified in its charter)

Kansas	0-2757	48-0340590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. BOX 1000,
HUMBOLDT, KANSAS  66748-0900
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (620) 473-2222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

The Credit Agreement dated February 3, 2012 between The Monarch Cement Company and the Bank of Oklahoma, N.A. ("Lender") restricts the Company's declaration and payment of cash dividends in any fiscal year to a maximum of $3.8 million, among other terms and conditions. On November 21, 2012, the Lender granted the Company a Waiver with respect to Section 5.07(d) of the Loan Agreement to permit the acceleration of up to $1,000,000 of the Company's 2013 cash dividends and pay such amount in December of 2012 in addition to other dividends permitted therein.

The foregoing summary of the Waiver with respect to Section 5.07(d) of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such Waiver, which is filed as Exhibit 10.2(a) to this Report and is incorporated herein by reference. The Waiver should be read in conjunction with the Credit Agreement dated February 3, 2012 between Lender and The Monarch Cement Company, which is an exhibit to this Report.

The Company's Board of Directors is responsible, in its discretion, for determining the amount and timing of dividend payments. Subject to the Company's compliance with the various other provisions of the Credit Agreement, the Waiver with respect to Section 5.07(d) of the Loan Agreement would enable our Board of Directors to authorize the payment in December 2012 of up to $1,000,000 of the Company's 2013 cash dividends. The Company's Board of Directors has not yet provided such authorization and no assurances can be given that it will do so; however, it is anticipated that a proposal concerning such authorization will be submitted for the Board's consideration at its next regular meeting on December 7, 2012.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    See the disclosures under Item 1.01, which are incorporated herein by reference.

Item 3.03       Material Modification to Rights of Security Holders.

See the disclosures under Item 1.01, which are incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)    Exhibits.

10.2
Credit Agreement dated February 3, 2012 between BOKF, NA dba Bank of Oklahoma and The Monarch Cement Company entered into on February 9, 2012. (Filed with the Company's Form 8-K filed on February 15, 2012 (File No. 0-2757) as Exhibit 10.2 and incorporated herein by reference.)

10.2(a)	Waiver of Section 5.07(d) of the Loan Agreement which permits accelerated cash dividends in December of 2012 from BOKF, NA dba Bank of Oklahoma granted on November 21, 2012.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONARCH CEMENT COMPANY

Dated: November 27, 2012

By:  /s/ Debra P. Roe
Debra P. Roe, CPA
Chief Financial Officer and
Assistant Secretary-Treasurer
(principal financial officer and
principal accounting officer)